                                                                    EXHIBIT 10.4

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 13, 2001, is entered into by and among:

                (1) NOVELLUS SYSTEMS, INC., a California corporation
        ("Borrower");

                (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

                (3) ABN AMRO BANK N.V., as agent for the Lenders (in such capacity, "Agent").

                                    RECITALS

        A. Borrower, Lenders and Agent are parties to a Credit Agreement dated as of June 9, 1997 (as amended by a First Amendment thereto dated as of August 28, 1997, the "Credit Agreement"), pursuant to which Lenders have provided to Borrower a certain credit facility.

        B. Borrower now has requested Lenders and Agent to amend the Credit Agreement to make certain changes thereto.

        C. Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

                (a) Paragraph 1.01 is amended by changing the definitions of the following terms appearing therein to read in their entireties as follows:

                        "Adjusted Net Income" shall mean, with respect to
                Borrower for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:



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                                (a) The net income or net loss of Borrower and
                        its Subsidiaries for such period before provision for income taxes;

                                      plus

                                (b) The sum (to the extent deducted in
                        calculating net income or loss in clause (a) above) of
                        (i) all Interest Expenses of Borrower and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accruing during such period, and (iii) all rental expenses of Borrower and its Subsidiaries accruing during such period (excluding any rental expenses that are capitalized by the lessor during such period);

                                      minus

                                (c) Fifty percent (50%) of all Capital
                        Expenditures of Borrower and its Subsidiaries accruing during such period.

                        "Agent's Fee Letter" shall mean collectively the letter
                agreement dated as of May 9, 1997 between Borrower and Agent regarding certain fees payable by Borrower to Agent and the letter agreements dated as of October 11, 2000 and December 5, 2000 between Borrower and Agent regarding certain other fees payable by Borrower to Agent.

                        "Credit Documents" shall mean and include this
                Agreement, the Notes and the Agent's Fee Letter; all other notices, requests, certificates, documents, instruments and agreements delivered to Agent or any Lender pursuant to Paragraph 3.01; all other notices, requests, certificates, documents, instruments and agreements required to be delivered to Agent or any Lender in connection with any of the foregoing on or after the date of this Agreement; and all Rate Contracts provided to Borrower by any Lender to hedge against fluctuations in the LIBO Rate. (Without limiting the generality of the preceding definition, the term "Credit Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

                        "Debt Service Coverage Ratio" shall mean, with respect
                to Borrower for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                                (a) The Adjusted Net Income of Borrower for such
                        period;

                                       to

                                (b) The sum of (i) all Interest Expenses of
                        Borrower and its Subsidiaries accruing during such period, (ii) all rental expenses of Borrower and its Subsidiaries accruing during such period (excluding any rental expenses that are capitalized by the lessor during such period), and (iii) 25% of all payments of principal (or, in the case of Capital Leases, amounts attributable to principal) of Funded Indebtedness (excluding



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                        Synthetic Lease Obligations) paid or scheduled to be
                        paid by Borrower and its Subsidiaries due within one year.

                        "EBITDA" shall mean, with respect to Borrower for any
                period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                                (a) The net income or net loss of Borrower and
                        its Subsidiaries for such period before provision for income taxes;

                                      plus

                                (b) The sum (to the extent deducted in
                        calculating net income or loss in clause (a) above) of
                        (i) all Interest Expenses of Borrower and its Subsidiaries accruing during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accruing during such period.

                        "Funded Indebtedness" of any Person shall mean, without
                duplication:

                                (a) All obligations of such Person evidenced by
                        notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

                                (b) All obligations of such Person for the
                        deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price but excluding trade payables incurred by such Person in the ordinary course of its business on ordinary terms and not overdue) and all Synthetic Lease Obligations of such Person (excluding the Economically Defeased Portion of Synthetic Lease Obligations);

                                (c) All obligations of such Person under
                        conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

                                (d) All obligations of such Person as borrower
                        under or with respect to Capital Leases.

                        "Pension Plan" shall mean any Employee Benefit Plan
                subject to Title IV of ERISA that either Borrower or any ERISA Affiliate maintains or contributes to or has any obligation under.

                        "Quick Ratio" shall mean, with respect to Borrower at
                any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                                (a) The remainder of (i) the sum (without
                        duplication) of all cash, Cash Equivalents, short-term investments and net accounts



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                        receivable of Borrower and its Subsidiaries at such
                        time, minus (ii) the sum (without duplication) of all such cash, Cash Equivalents, short-term investments and net accounts receivable that are subject to a Lien or are otherwise restricted;

                                       to

                                (b) The current liabilities of Borrower and its
                        Subsidiaries at such time.

                (In calculating the Quick Ratio, Cash Equivalents and short-term investments shall be marked to market quarterly.)

                (b) Paragraph 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the definitions of the following terms to read in their entireties as follows:

                        "Cash Balances" shall mean, with respect to Borrower and
                its Subsidiaries at any time, the sum, determined on a consolidated basis in accordance with GAAP, of (a) the unrestricted, unencumbered cash of Borrower and its Subsidiaries at such time and (b) the market value of unrestricted, unencumbered Cash Equivalents and short-term marketable securities (that are classified as current assets in accordance with GAAP) of Borrower and its Subsidiaries at such time. (In calculating Cash Balances, Cash Equivalents and short-term marketable securities shall be marked to market quarterly.)

                        "Economically Defeased Portion of Synthetic Lease
                Obligations" shall mean the remainder of (a) the sum of the "Tranche A" portions, "Tranche B" portions and "Tranche C" portions of leases constituting Economically Defeased Synthetic Lease Obligations, minus (b) the aggregate amount of the "Tranche A" portions of such leases that the lessee has sold, assigned or otherwise transferred to any other Person.

                        "Economically Defeased Synthetic Lease Obligations"
                shall mean Synthetic Lease Obligations under synthetic leases in which the lessee has secured the "Tranche B" portion of such leases and the "Tranche C" portion of such leases with cash and/or Cash Equivalents and initially has purchased a 100% participation interest in the "Tranche A" portion of such leases.

                        "Synthetic Lease Obligations" shall mean the monetary
                obligations of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

                (c) Subparagraph 4.01(g) is amended to read in its entirety as follows:

                        (g) Litigation. Except as set forth in the most recent
                Form 10-Q and 10-K reports filed by Borrower with the Securities and Exchange Commission, no



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                actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or
                (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower of the Operative Documents or the transactions contemplated thereby.

                (d) Subparagraph 4.01(k) is amended to read in its entirety as follows:

                        (k) No Agreements to Sell Assets; Etc. Neither Borrower
                nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Borrower or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or any of its Subsidiaries or to enter into any agreement with respect thereto, except for sales, mergers, consolidations or reorganizations permitted by Subparagraph 5.02(c), 5.02(d) or 5.02(e).

                (e) Subparagraph 4.01(l) is amended by changing clause (i) to read in its entirety as follows:

                        (i) Based on the most recent valuation date for any
                Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) does not exceed an amount equal to $10,000,000. No Pension Plan has failed to meet the minimum funding standard of Code Section 412 (whether or not waived under Code Section 412(d)) or failed to make by its due date a required installment under Code Section 412(m). Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA) that is reasonably likely to have a Material Adverse Effect.

                (f) Subparagraph 4.01(n) is amended to read in its entirety as follows:

                        (n) Patent and Other Rights. Borrower and its
                Subsidiaries own, license or otherwise have the right to use, under validly existing agreements, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, except where the failure to have any such rights, either individually or collectively, is not reasonably likely to have a Material Adverse Effect.

                (g) Subparagraph 4.01(q) is amended to read in its entirety as follows:

                        (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) (as
                supplemented by Borrower from time to time in a written notice to Agent) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the



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                classes of Equity Securities of each and the percentages of shares of each such class owned directly or indirectly by Borrower.

                (h) Subparagraph 5.01(a) is amended by (i) changing clauses
        (iii), (iv) and (v) to read in their entireties as follows:

                        (iii) Contemporaneously with the quarterly and year-end
                Financial Statements required by the foregoing clauses (i) and
                (ii), a compliance certificate of the president or chief financial officer of Borrower which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto; and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03;

                        (iv) As soon as available and in no event later than
                fifty (50) days after the last day of each fiscal quarter of Borrower, a certificate of the chief financial officer of Borrower which sets forth the calculation of the Funded Indebtedness/EBITDA Ratio for the consecutive four-quarter period ending on such day;

                        (v) As soon as possible and in no event later than five
                (5) Business Days after any Senior Officer of Borrower knows of the occurrence or existence of (A) any Reportable Event (excluding any Reportable Event for which the provision of a 30-day notice to the PBGC has been waived by regulation) under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries involving potential monetary damages payable by Borrower or its Subsidiaries of $10,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the president or chief financial officer of Borrower setting forth details of such event, condition or Default and the action which Borrower proposes to take with respect thereto;

        (ii) deleting clause (vii) and (iii) changing the designations of clauses (viii), (ix) and (x) to "(vii)", "(viii)" and "(ix)", respectively.

                (i) Subparagraph 5.01(e) is amended to read in its entirety as follows:

                        (e) Governmental Charges and Other Indebtedness.
                Borrower and its Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of Borrower or its Subsidiaries and (iii) subject to any subordination provisions applicable thereto, all other indebtedness; except where (A) the failure to pay any such taxes, other Governmental Charges or indebtedness, either alone or collectively, is not reasonably likely to have a Material Adverse Effect and (B) any such taxes, other Governmental Charges or indebtedness as may in good faith



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                be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves as required by GAAP are maintained.

                (j) Subparagraph 5.02(a) is amended by changing clauses (ii) and
        (iii) to read in their entireties as follows:

                        (ii) Synthetic Lease Obligations, provided that the
                aggregate principal amount thereof (including the Outstanding Lease Amounts hereunder) outstanding at any time does not exceed $595,000,000;

                        (iii) Indebtedness of Borrower and its Subsidiaries
                listed in Schedule 5.02(a) and existing on April 13, 2001 (including committed but undrawn amounts);

                (k) Subparagraph 5.02(b) is amended by changing clauses (ii) and
        (x) to read in their entireties as follows:

                        (ii) Liens securing the Synthetic Lease Obligations;

                        (x) Judgement Liens, provided that such Liens do not
                have a value in excess of $10,000,000 or such Liens are released, stayed, vacated or otherwise dismissed within twenty
                (20) days after issue or levy and, if so stayed, such stay is not thereafter removed;

                (l) Subparagraph 5.02(c) is amended by changing clause (vi) to read in its entirety as follows:

                        (vi) Sales or other dispositions of assets and property
                by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of its other Subsidiaries, provided the terms of any such sales or other dispositions by or to Borrower (other than sales or other dispositions by Borrower to any of Borrower's wholly owned Subsidiaries or by any of Borrower's wholly owned subsidiaries to Borrower, except for sales or dispositions by Borrower which, either singly or in the aggregate with respect to all such sales or dispositions, would involve all or substantially all of the assets or property of Borrower or which would render Borrower incapable of performing its obligations under the Credit Documents) are on terms which are no less favorable to Borrower than would prevail in the market for similar transactions between unaffiliated parties dealing at arms length;

                (m) Subparagraph 5.02(d) is amended by changing clause (iii)(C) thereof to read in its entirety as follows:

                        (C) The aggregate cost of any such merger,
                consolidation, establishment or acquisition does not exceed the amounts permitted under clause (v) of Subparagraph 5.02(e) (except for Borrower's cost of acquiring Gasonics International Corporation, which shall not be subject to such limitation).

                (n) Subparagraph 5.02(e) is amended to read in its entirety as follows:



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                        (e) Investments. Neither Borrower nor any of its
                Subsidiaries shall make any Investment except for Investments in the following:

                                (i) Investments permitted by the investment
                        policy of Borrower duly approved by the Board of Directors of Borrower and in effect at the time of such Investment;

                                (ii) Investments held by Gasonics International
                        Corporation on the date Gasonics International Corporation is acquired by Borrower;

                                (iii) Any transaction permitted by Subparagraph
                        5.02(a);

                                (iv) Investments by Borrower in the "Tranche A"
                        portion of synthetic leases in which it is the lessee and which constitute Economically Defeased Synthetic Lease Obligations;

                                (v) Investments in joint ventures and strategic
                        alliances, provided that the aggregate amount of such Investments does not exceed in any fiscal year two and one-half percent (2 1/2%) of the tangible assets of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, on the last day of the immediately preceding fiscal year; and

                                (vi) Other Investments, provided that the
                        aggregate amount of such other Investments plus the aggregate cost of all mergers and consolidations consummated, Subsidiaries established and Subsidiaries and assets acquired by Borrower pursuant to Subparagraph 5.02(d) (excluding Borrower's acquisition of Gasonics International Corporation) does not exceed in any fiscal year (A) $100,000,000 for any amounts paid in cash and
                        (B) $500,000,000 for any amounts paid with shares of common stock of Borrower (as determined according to the stock price of such shares on the date of transfer) and accounted for on a pooling basis in accordance with GAAP.

                (o) Paragraph 5.02 is further amended by (i) deleting Subparagraph 5.02(i) and (ii) changing the designation of Subparagraph 5.02(j) to "(i)".

                (p) Paragraph 5.03 is amended to read in its entirety as follows:

                        5.03. Borrower's Financial Covenants. Until the
                termination of this Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following financial covenants, unless Required Lenders shall otherwise consent in writing:

                                (a) Funded Indebtedness/Capital Ratio. Borrower
                        shall not permit its Funded Indebtedness/Capital Ratio on any day set forth below to be greater than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter                 0.40 to 1.00.



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                                (b) Quick Ratio. Borrower shall not permit its
                        Quick Ratio on any day set forth below to be less than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter                 1.50 to 1.00.

                                (c) Debt Service Coverage Ratio. Borrower shall
                        not permit its Debt Service Coverage Ratio for any fiscal quarter ending on any day set forth below to be less than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter                 3.50 to 1.00.

                                (d) Tangible Net Worth. Commencing on December
                        31, 2000, Borrower shall not permit its Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date") to be less than the sum on such determination date of the following:

                                        (i) $664,477,000.00 (the approximate
                                amount of Borrower's Tangible Net Worth on
                                December 31, 1999);

                                      plus

                                        (ii) Seventy-five percent (75%) of the
                                sum of (A) Borrower's consolidated annual net income for its fiscal year ending December 31, 2000 (ignoring any annual loss); plus (B) the sum of Borrower's consolidated quarterly net income (ignoring any quarterly losses) for each fiscal quarter ending after December 31, 2000 through and including the fiscal quarter ending on the determination date;

                                      plus

                                        (iii) One hundred percent (100%) of the
                                Net Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (to Persons other than Borrower or its Subsidiaries) during the period commencing on December 31, 1999 and ending on the determination date;

                                      plus

                                        (iv) One hundred percent (100%) of the
                                principal amount of all debt securities of Borrower and its Subsidiaries converted into Equity Securities of Borrower and its Subsidiaries during the period commencing on December 31, 1999 and ending on the determination date.

                        provided, however, that in no case shall Borrower permit its Tangible Net Worth on December 31, 2000 to be less than $1,260,000,000.00.



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                                (e) Minimum Cash Balances. Borrower shall not
                        permit its Cash Balances on any date to be less than the remainder of:

                                        (i) The aggregate amount on such date of
                                all Synthetic Lease Obligations of Borrower and its Subsidiaries that (A) would be attributable to principal if such obligations were treated as loan obligations and (B) become due within one
                                (1) year of such date;

                                      minus

                                        (ii) The sum of (A) all cash of Borrower
                                and its Subsidiaries on such date and (B) the market value of Cash Equivalents and short-term marketable securities (that are classified as current assets in accordance with GAAP) of Borrower and its Subsidiaries on such date to the extent such cash, Cash Equivalents and short-term marketable securities secure payment of the current Synthetic Lease Obligations referred to in clause (i) above.

                        (In calculating the market value of Cash Equivalents and short-term marketable securities under this subparagraph, Cash Equivalents and short-term marketable securities shall be marked to market quarterly.)

                (q) Subparagraphs 6.01(e) and 6.01(h) are amended by changing the amount "$2,500,000" wherever it appears therein to "$10,000,000".

                (r) Paragraph 8.01 is amended by changing the notice addresses, etc. for Borrower and Agent set forth therein to read in their entireties as follows:

                      Borrower:     Novellus Systems, Inc.
                                    4000 North First Street
                                    San Jose, CA 95134
                                    Attn:  Treasurer
                                    Telephone:  (408) 432-5339
                                    Fax No: (408) 545-3009

                      Agent:        ABN AMRO Bank N.V.
                                    Agency Services
                                    208 South LaSalle Street, Suite 1500
                                    Chicago, IL 60604
                                    Attn: Josephine O'Brien
                                    Telephone: (312) 992-5091
                                    Fax: (312) 992-5157

                                    with copies to:

                                    ABN AMRO Bank N.V.
                                    101 California Street, Suite 4550
                                    San Francisco, CA 94111-5812



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

                                    Attn: Joe Endoso
                                    Telephone: (415) 984-3718
                                    Fax: (415) 362-3524

                                    and

                                    ABN AMRO Bank N.V.
                                    Credit Administration
                                    208 South LaSalle Street, Suite 1500
                                    Chicago, IL 60604
                                    Attn:  Gregory Miller
                                    Telephone:  (312) 992-5116
                                    Fax:  (312) 992-5111

                (s) Schedules 4.01(g) and 5.02(e) are deleted.

                (t) Schedule 5.02(a) is amended to read in its entirety as set forth in the counterpart schedule hereto.

                (u) Exhibits A and B are hereby amended by changing the notice address appearing therein to the following:

                      ABN AMRO Bank N.V.,
                            as Agent
                      Agency Services
                      208 South LaSalle Street, Suite 1500
                      Chicago, IL  60604
                      Attn:  Josephine O'Brien

        3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Credit Documents are in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. EFFECTIVE DATE. Borrower shall deliver to Agent a written notice specifying the effective date for this Amendment ("Effective Date"), which date shall be a Business Day prior to April 27, 2001. Borrower shall deliver such notice to Agent at least five (5) Business Days



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

prior to the Effective Date. The amendments effected by Paragraph 2 above shall then become effective on the Effective Date, subject to receipt by , Agent and Required Lenders, on or prior to such date, of the following, each in form and substance satisfactory to Agent, Required Lenders and their respective counsel:

                (a) This Amendment duly executed by Borrower, Required Lenders and Agent;

                (b) A certificate of the Chief Financial Officer or Treasurer of Borrower, addressed to Agent and dated the Effective Date, certifying that:

                        (1) The representations and warranties set forth in
                Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

                        (2) No Default has occurred and is continuing as of such
                date;

                        (3) All of the Credit Documents are in full force and
                effect on such date;

                (c) A favorable written opinion of Morrison & Foerster, LLP, counsel to Borrower, dated the Effective Date, addressed to Agent for the benefit of , Agent and the Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

                (d) An amendment fee for each Lender that executes this Amendment on or prior to April 13, 2001 equal to 0.125% of such Lender's Commitment on the Effective Date;

                (e) All fees and expenses payable to the Parties on or prior to the Effective Date (including all Agent's Fees);

                (f) All fees and expenses of Agent's counsel through the Effective Date, to the extent set forth in statements of such counsels delivered to Borrower one or more days prior to the Effective Date; and

                (g) Such other evidence as , Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

        6. MISCELLANEOUS.

                (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                            [Signature pages follow]

        IN WITNESS WHEREOF, Borrower, Agent and Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                   NOVELLUS SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


AGENT:                                      ABN AMRO BANK N.V.

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


LENDERS:                                    ABN AMRO BANK N.V.

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            KEYBANK NATIONAL ASSOCIATION

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            THE SUMITOMO BANK, LIMITED

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, SAN FRANCISCO AGENCY

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            THE BANK OF NOVA SCOTIA

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            COMERICA BANK-CALIFORNIA

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            FLEET NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            BANQUE NATIONALE DE PARIS

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            CREDIT LYONNAIS LOS ANGELES BRANCH

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            THE FUJI BANK, LIMITED

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION, LOS ANGELES AGENCY

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            SOCIETE GENERALE

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            CALIFORNIA BANK & TRUST, formerly
                                            known as "The Sumitomo Bank of
                                            California"

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            WELLS FARGO BANK, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            SANWA BANK CALIFORNIA

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                SCHEDULE 5.02(a)

                              EXISTING INDEBTEDNESS


FINANCIAL INSTITUTION              CURRENCY                AMOUNT           FACILITY TYPE
---------------------              --------                ------           -------------
Bank of Tokyo Mitsubishi             JPY              1,300,000,000        Line of Credit
Bank of Tokyo Mitsubishi             JPY                520,000,000        Line of Credit
Sanwa Bank                           JPY              2,400,000,000        Line of Credit
Sumitomo Bank                        JPY                500,000,000        Line of Credit
ABN AMRO Bank                        USD                     97,000          Standby L/C
Malayan Banking Berhad                RM                     30,000    Bank Guarantee Facility



                                   5.02(a)-1